Dividends and other reserves	6 Months Ended
Dec. 31, 2022
Share Capital, Reserves And Other Equity Interest [Abstract]
Dividends and other reserves	Dividends and other reserves

	Six months ended 31 December 2022	Six months ended 31 December 2021
Amounts recognised as distributions to equity shareholders	£ million	£ million
Final dividend for the year ended 30 June 2022 of 46.82 pence per share (2021 - 44.59 pence)	1,066	1,040

An interim dividend of 30.83 pence per share (2021 – 29.36 pence) was approved by the Board of Directors on 25 January 2023. As the approval was after the balance sheet date, it was not included as a liability.
Other reserves of £2,193 million at 31 December 2022 (2021 – £1,551 million) include a capital redemption reserve of £3,224 million (2021 – £3,206 million), a hedging reserve surplus of £96 million (2021 – £61 million surplus) and an exchange reserve deficit of £1,127 million (2021 – £1,716 million deficit). Currency basis spreads included in the hedging reserve represent the cost of hedging arising as a result of imperfections of foreign exchange markets. Exclusion of currency basis spreads would result in a £22 million (2021 – £22 million) credit to hedging reserve.